UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

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SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	88-0472860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Fifth Avenue, Suite 4200

Seattle, Washington 98104

(Address of principal executive offices, including zip code)

(206) 262-7799

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.   Unregistered Sales of Equity Securities.

On May 22, 2026, the Board of Directors (the “Board”) of Spectral Capital Corporation (the “Company” or “Spectral”) (i) determined that the post-closing performance milestones for fiscal year 2026 set forth in the Definitive Stock Purchase Agreement dated December 29, 2025 (the “Purchase Agreement”), by and between Spectral and Telvantis, Inc. (formerly Raadr, Inc.), a Nevada corporation (the “Seller”), filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 5, 2026 (the “Earn-Out Milestones”), have been achieved or duly accrued for issuance, and (ii) authorized the issuance to the recipients identified below (each, a “Holder”) of an aggregate of 6,924,700 shares of the Company’s common stock, par value $0.0001 per share (the “Earn-Out Shares”), as additional consideration under the Purchase Agreement, in the amounts set forth below:

Recipient	Earn-Out Shares	Approx. % of Outstanding (post-issuance)
Daniel Contreras	57,400	~0.1%
OTUS LLC	1,041,000	~1.7%
MEXEDIA DAC	4,500,000	~4.7%
CODEVERSE LLC	1,326,300	~1.7%
Total	6,924,700

The Earn-Out Shares were issued pursuant to four Directions of Issuance delivered by the Seller to the Company in accordance with the direction-of-issuance mechanic contemplated by the Purchase Agreement. Following the issuance of the Earn-Out Shares, the aggregate number of shares of Company common stock issued under the Purchase Agreement is 7,924,700 of the 10,000,000-share maximum aggregate consideration provided for therein.

The Earn-Out Shares were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. No form of general solicitation or general advertising was used in connection with the issuance. Each Holder represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that it acquired the Earn-Out Shares for its own account for investment purposes and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. The Earn-Out Shares were issued in book-entry form bearing a restrictive legend referencing Rule 144 under the Securities Act and the transfer restrictions set forth in a Lock-Up and Trickle-Out Agreement entered into between the Company and each Holder concurrently with the issuance (each, a “Lock-Up Agreement”), the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description	Reference
10.1	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and Daniel Contreras.	Filed herewith
10.2	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and OTUS LLC.	Filed herewith
10.3	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and MEXEDIA DAC.	Filed herewith
10.4	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and CODEVERSE LLC.	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: May 27, 2026	By: __________________________________
Name: Jenifer Osterwalder
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Reference
10.1	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and Daniel Contreras.	Filed herewith
10.2	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and OTUS LLC.	Filed herewith
10.3	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and MEXEDIA DAC.	Filed herewith
10.4	Form of Lock-Up and Trickle-Out Agreement, dated May 22, 2026, by and between Spectral Capital Corporation and CODEVERSE LLC.	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).